UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE AUGUST 29, 2017.

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

THIS WARRANT IS NOT TRANSFERABLE AND WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE APRIL 28, 2019

ENERTOPIA CORPORATION.
(Incorporated under the laws of the State of Nevada)

No. XXX	Right to Purchase
XXX Common Shares

WARRANT FOR PURCHASE OF COMMON SHARES (2 YEARS)

THIS IS TO CERTIFY THAT, for value received, this 28th day of April, 2017, XXX (the "Holder") is entitled to subscribe for and purchase 200,000 fully paid and non-assessable common shares of ENERTOPIA CORPORATION., (the "Corporation") at any time up to the close of business in Vancouver, British Columbia, at and for a period of twenty-four (24) months after the date of issuance. The Warrants are exercisable at a price of US$0.12 per Warrant Share if exercised at any time up to twenty-four (24) months after the date of issuance, of lawful money of the United States upon and subject however to the provisions and to the terms and conditions set forth herein.

This warrant is not transferable by the Holder. The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Shares), by surrender of this Warrant at the office of Computershare, 510 Burrard Street, 3rd Floor, Vancouver, BC V6C 3B9, or at the offices of Enertopia Corp at 950 – 1130 W Pender St, Vancouver BC V6E 4A4, together with a certified cheque payable to or to the order of the Corporation in payment of the purchase price of the number of Common Shares subscribed for.

In the event of an exercise of the rights represented by this Warrant, certificates for the Common Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of Common Shares, if any with respect to which this Warrant shall not have been exercised shall also be issued to the Holder hereof within such time.

Any certificate issued in the event of an exercise of the rights represented by this Warrant prior to its expiry date shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

And if issued prior to August 29, 2017, shall also bear a legend in substantially the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE AUGUST 29, 2017.

WARRANT
The Corporation covenants and agrees that all Common Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free of all liens, charges and encumbrances. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized, and reserved, a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant.

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT:

1.

If any capital reorganization, reclassification. subdivision or consolidation of the capital stock of the Corporation, or the consolidation or merger, or amalgamation of the Corporation with another Corporation, or the sale of all or substantially all of the assets to another corporation, shall be effected, or any other event in which new securities of any nature are delivered in exchange for the issued Common Shares, then as a condition of such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale or other event, lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of Common Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale or other event not taken place and in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation shall not effect any such consolidation, merger, amalgamation or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation, subdivision, merger, amalgamation, sale or other event or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the registered holder hereof at the address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares or stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

2.	In case at any time:

(i)	the Corporation shall pay any dividend payable in stock upon its Common Shares or make any distribution to the holders of its Common Shares;

(ii)	the Corporation shall offer for subscription pro rata to the holders of its Common Shares any additional shares of stock of any class or other rights;

(iii)

there shall be any capital reorganization, reclassification, subdivision or consolidation of the capital stock of the Corporation, or consolidation or merger or amalgamation of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

(iv)	there shall be a voluntary or involuntary dissolution, liquidation, or winding-up of the Corporation;

then, and in any one or more of such cases, the Corporation shall give to the holder of this Warrant, at least five (5) days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, sale or amalgamation, dissolution, liquidation or winding-up and in the case of any such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, at least twenty (20) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause, shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, subdivision, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up as the case may be. Each such written notice shall be given by dissemination of press release or by first class mail, registered postage prepaid, addressed to the holder of this Warrant at the address of such holder, as shown on the books of the Corporation.

3.

As used herein, the term "Common Shares" shall mean and include the Corporation's presently authorized Common Shares and shall also include any capital stock of any class of the Corporation hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

4.	This Warrant shall not entitle the Holder hereof to any rights as a shareholder of the Corporation, including without limitation, voting rights.

5.	The Warrant holders may not convene a meeting to extend the term of the Warrants.

6.

This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office of the Transfer Agent of the Corporation, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by such Holder hereof at the time of such surrender.

IN WITNESS WHEREOF ENERTOPIA CORPORATION. has caused this Warrant to be signed by its duly authorized officers under its corporate seal and this Warrant to be executed this 28th Day of April, 2017.

ENERTOPIA CORPORATION.

Authorized Signatory	Authorized Signatory
Robert McAllister, President / CEO	Bal Bhullar, CFO

WARRANT SUBSCRIPTION FORM

TO:	Enertopia Corporation

950 – 1130 West Pender Street
Vancouver, British Columbia V6E 4A4 Canada

The undersigned holder of the within Warrant Certificate hereby irrevocably subscribes for __________________ Warrant Shares of Enertopia Corporation (the “Company”) pursuant to the within Warrant Certificate and tenders herewith a certified cheque or bank draft for US$ _____________________ (US$0.12 per Warrant Share if exercised at any time up to twenty-four (24) months after the date of issuance,) in full payment therefor.

The undersigned holder hereby represents, warrants and certifies as follows: (Please check the ONE box applicable):

[ ]	A

The undersigned holder (i) at the time of exercise of the Warrants is not in the United States; (ii) is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), (iii) is not exercising the Warrants on behalf of a “U.S. person”; and (iv) did not execute or deliver this subscription form in the United States.

[ ]	B.	The undersigned holder has delivered to the Company a completed and duly executed copy of the U.S. Accredited Investor Status Certificate attached hereto as Schedule “A”.

[ ]	C.

If the holder cannot check box (A) or box (B), the holder must contact the Company. If requested by the Company, the undersigned holder will deliver to the Company, in a form acceptable to the Company and its counsel acting reasonably, an opinion of counsel to the effect that an exemption from the registration requirements of the U.S. Securities Act for the exercise of the Warrants and the issuance of the Warrant Shares is available. For clarity, it will be reasonable, if deemed necessary by the Company, for the Company to obtain an independent legal opinion from its own counsel, at its own expense, to this effect.

The undersigned holder hereby further represents, warrants and certifies that the exercise of these Warrants and the issuance of the Warrant Shares hereunder will not result in the holder, together with any person or company acting jointly or in concert with the holder, in the aggregate (i) beneficially owning or exercising control or direction over 20% or more of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise, or (ii) being deemed to hold a sufficient number of voting securities to materially affect the control of the Company.

The undersigned holder hereby directs that the Warrant Shares be issued as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF WARRANT SHARES

DATED this ______________ day of _________________________________, 20_____.

NAME:

Signature:
Print name of individual whose signature appears
above if different than the name printed above:

________ Please check if the certificates representing the Warrant Shares are to be delivered at the Company’s principal office where this Warrant Certificate is surrendered, failing which the certificates representing the Warrant Shares will be mailed to the address in the registration instructions set out above.

If any Warrants represented by this Warrant Certificate are not being exercised, a new Warrant Certificate representing the unexercised Warrants will be issued and delivered with the certificate representing the Warrant Shares.

Notes:

Certificates will not be registered or delivered to an address in the United States unless Box B or Box C above is checked.

If Box C is to be checked, holders are encouraged to consult with the Company in advance to determine that the legal opinion tendered in connection with exercise will be reasonably satisfactory in form and substance to the Company and its counsel.

SCHEDULE “A”

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

If the undersigned is a U.S. Person or a person in the United States or is exercising the Warrants on behalf of a U.S. Person or a person in the United States, the undersigned hereby represents, warrants and certifies to the Company that, at the time of the exercise of the Warrants, the undersigned or the person for whom it is acting satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the U.S. Securities Act, indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the undersigned satisfies.)

________

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Warrant Shares, with total assets in excess of US$5,000,000.

________

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds US $1,000,000, calculated by (i) not including the person’s primary residence as an asset; (ii) not including indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) including indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the securities as a liability.

________

A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

________

A “bank” as defined under Section (3)(a)(2) of the U.S. Securities Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance corporation as defined in Section 2(13) of the U.S. Securities Act; an investment corporation registered under the Investment Corporation Act of 1940 (United States) or a business development corporation as defined in Section 2(a)(48) of such Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance corporation or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors. A private business development corporation as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

________

A trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Warrant Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act.

________	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that the undersigned claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the undersigned’s status as an Accredited Investor.

If the undersigned is an entity which initialed the last category in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

____________________________________________________________________________________

The undersigned hereby certifies that the information contained in this U.S. Accredited Investor Status Certificate is complete and accurate and the undersigned will notify the Company promptly of any change in any such information. If this U.S. Accredited Investor Status Certificate is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the undersigned represents that it has the authority to execute and deliver this U.S. Accredited Investor Status Certificate on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this U.S. Accredited Investor Status Certificate as of _______________________ , 20____.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print of Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity	Social Security/Tax I.D. No. (if applicable)